UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 4, 2023

AgileThought, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39157	87-2302509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

222 W. Las Colinas Blvd. Suite 1650E,
Irving, Texas 75039
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (971) 501-1140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Class A Common Stock, $0.0001 par value per share	AGIL	Nasdaq Capital Market

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	AGILW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, AgileThought, Inc., a Delaware corporation (the “Company”), and certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) filed voluntary petitions (the “Chapter 11 Cases”) under title 11 of the United States Code, 11 U.S.C. §§ 101, et seq. (the “Bankruptcy Code”) in  the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  On September 25, 2023, the Bankruptcy Court entered an order approving bidding procedures (the “Bidding Procedures”) and scheduling a hearing to approve the Company Parties’ and AT Holdings Corp.’s, a Delaware corporation (the “Stalking Horse Buyer”), entry into an asset purchase agreement (the “Agreement”), subject to the receipt of higher or better offers from competing bidders at an auction.

On October 10, 2023, the Bankruptcy Court entered an order approving the Company Parties’ and Stalking Horse Buyer’s entry into the Agreement, subject to the Bidding Procedures, and the $1,500,000 expense reimbursement (the “Expense Reimbursement”) sought therein. Subject to the terms and conditions set forth in the Agreement, the Stalking Horse Buyer agreed to acquire certain assets of the Company Parties, including equity interests in certain of their subsidiaries, intellectual property and certain contracts and other related assets (collectively, the “Assets”), and assume certain specified liabilities of the Company Parties (collectively, the “Liabilities” and such acquisition of the Assets and assumption of the Liabilities, the “Transaction”) for a total purchase price of $100,000,000 plus the assumption of the Liabilities (the “Purchase Price”). Pursuant to the Agreement, the Purchase Price will be satisfied by the Stalking Horse Buyer on behalf of the applicable lenders pursuant to a credit bid under Section 363(k) of the Bankruptcy Code (the “Credit Bid”), by decreasing (i) the amount of obligations due under the Senior Secured Super-Priority Debtor-in-Possession Financing Agreement, dated as of August 30, 2023 (the “DIP Facility”) and (ii) the amount of obligations due under the Financing Agreement, dated May 27, 2022, by and among the Company and AN Global LLC, the financial institutions party thereto as lenders (the “Pre-Petition Lenders”), and the administrative agent and collateral agent (the “Pre-Petition Credit Facility”). The Stalking Horse Buyer’s offer to purchase the Assets and assume the Liabilities pursuant to the Agreement is the standard against which any other qualifying bids will be evaluated in accordance with the Bidding Procedures.

Concurrently with the execution of the Agreement, the Pre-Petition Lenders, on behalf of the Stalking Horse Buyer, have executed a Deposit Assignment Agreement, pursuant to which they contingently assigned $10,000,000 of secured claims under the Pre-Petition Credit Facility to the Company Parties (the “Deposit”). If the Transaction closes, the Deposit will be applied toward the Purchase Price. If the Agreement is terminated, the Deposit will be returned to the Pre-Petition Lenders, subject to certain exceptions relating to a material breach of the Agreement by the Stalking Horse Buyer or the termination by either the Stalking Horse Buyer or the Company Parties if the closing has not occurred by November 26, 2023 (the “Termination Date”), despite all closing conditions for the benefit of the Stalking Horse Buyer having been fulfilled or waived.

The Agreement provides the Stalking Horse Buyer with certain bid protections. In particular, if the Agreement is terminated for any reason and within three months following such termination, the Company Parties enter into a binding agreement with a competing bidder and the Stalking Horse Bidder is not in material breach of any of its material obligations under the Agreement, or if the Agreement is terminated by the Stalking Horse Buyer because of a material breach of the Agreement by the Company Parties, the Company Parties will be required to reimburse the Stalking Horse Buyer for the Expense Reimbursement equal to documented out-of-pocket fees and expenses incurred in connection with the Transaction in an amount not to exceed an aggregate of $1,500,000.

The Agreement contains customary representations and warranties of the parties and the completion of the Transaction is subject to a number of customary conditions, which, among others, include the entry of an order of the Bankruptcy Court satisfactory to the parties approving the Transaction, the expiration of applicable antitrust waiting periods (if applicable) and obtaining of approval by applicable antitrust authorities, if any, the performance by each party of its obligations under the Agreement, the material accuracy of each party’s representations, and the Company Parties’ obtaining of certain third party consents. The Agreement contains certain termination rights for both the Company Parties and the Stalking Horse Buyer, including the right to terminate the Agreement if the Transaction is not consummated by the Termination Date or if the Company Parties enter into a transaction with a competing bidder. The Transaction is also subject to the approval of the Bankruptcy Court. Accordingly, the Company Parties can give no assurances of the outcome of the Transaction and whether the Stalking Horse Buyer will be successful in acquiring the Assets and assuming the Liabilities pursuant to the Agreement.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants set forth in the Agreement have been made only for the purposes of the Agreement and solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts. In addition, information regarding the subject matter of the representations and warranties made in the Agreement may change after the date of the Agreement. Accordingly, the Agreement is included with this Current Report on Form 8-K only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding the Company Parties, the Assets or Liabilities, or the Company Parties’ respective businesses as of the date of the Agreement or as of any other date.

Item 5.02(c).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 6, 2023, Alejandro Manzocchi, age 37, was appointed as Global Chief Operating Officer. Mr. Manzocchi has served as the Company’s Chief Delivery Officer & Chief Technology Officer since January 2022, in which role he has established the Company’s technology vision, strategies, and plans for growth and innovation. Prior to joining the Company, Mr. Manzocchi had been Vice President of Technology for Media OTT Studio at Globant S.A. since April 2018.

Mr. Manzocchi’s 2022 employment agreement provides that Mr. Manzocchi has an annual base salary of $365,000 and a target bonus of $200,000. In June 2022, Mr. Manzocchi received restricted stock unit awards, each representing a contingent right to receive one share of the Company’s Class A Common Stock (each, an “RSU”), consisting of 182,500 time-based RSUs and 101,250 performance-based RSUs. Out of the time-based RSUs, one third vested in 2022 and 2023, respectively, and the remainder will vest in 2024.  The performance-based RSUs vest as follows: Approx. 13% vest upon the Company’s Class A Common Stock achieving a market price of $8 per share, approx. 20% vest upon achieving a market price of $10 per share, approx. 33% vest upon achieving a market price of $12 per share, approx. 17% vest upon achieving a market price of $15 per share, and approx. 17% vest upon achieving a market price of $20 per share. Vesting of the RSUs is subject to continued employment. The performance-based RSUs will expire on December 31, 2027.

Pursuant to his employment agreement, Mr. Manzocchi is further eligible to receive an annual RSU award covering shares of the Company’s Class A Common Stock with an approximate grant date fair value of $200,000, subject to approval of, and as determined by, the Company’s board of directors.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are subject to a number of factors, risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors, risks and uncertainties include, but are not limited to, risks associated with approval by the Bankruptcy Court of the Transaction; the possibility that the Transaction may be more expensive to complete than anticipated; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process, any senior secured super-priority debtor in possession term loan facilities, or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the proposed terms and conditions of the Agreement and by the DIP Facility and other financing arrangements, and the effect of such restrictions on the Company’s business; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; risks relating to the delisting of the Company’s common stock and warrants from Nasdaq and future quotation thereof; the impact of litigation and regulatory proceedings; the impact and timing of any cost-savings measures; the ability of the Company to use the Purchase Price to efficiently support its business; the Company Parties’ ability to obtain exit financing and to pursue a plan of reorganization and exit the Chapter 11 Cases; the ability to close the Transaction or any alternative transaction, in a timely manner or at all; the failure to satisfy conditions to completion of the Transaction, including receipt of required regulatory and other approvals, or the failure to close such Transaction for any other reason; the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement by the Stalking Horse Buyer; the results of an auction, if any, whether bidders participate in such auction and the quality of the bids they submit; the entry by the Bankruptcy Court into any sale order relating to the Agreement or any alternative transaction; and those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent Quarterly Reports on Form 10-Q filed with the United States Securities and Exchange Commission (the “SEC”) in each case under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this document. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date after the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*
Asset Purchase Agreement, dated October 4, 2023, by and among AT Holdings Corp., AgileThought, Inc., and the Additional Sellers (as defined therein), as approved by the U.S. Bankruptcy Court for the District of Delaware on October 10, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Reporting Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2023

AgileThought, Inc.

By:	/s/ Carolyne Cesar
Carolyne Cesar
Chief Finance Officer